UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act File Number 811-21872

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Catalyst Funds

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(Exact name of registrant as specified in charter)

630 Fitzwatertown Road, Building A, 2nd floor      Willow Grove, PA  19090-1904

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(Address of principal executive offices)              (Zip code)

Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

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(Name and address of agent for service)

Registrant's telephone number, including area code: 866.447.4228

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Date of fiscal year end:  12/31/2008

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Date of reporting period: 06/30/2008

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ITEM 1. REPORTS TO SHAREHOLDERS

The Semi-Annual report to Shareholders of the Catalyst OPTI-flex® Fund, a series of the Catalyst Funds for the period ended June 30, 2008 pursuant to Rule 30e-1 under the Investment Company Act of 1940(the “1940 Act”), as amended (17 CFR 270.30e-1)is filed herewith.

SEMI-ANNUAL REPORT

Catalyst OPTI-flex® Fund

June 30, 2008

(Unaudited)

Catalyst Funds

c/o Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090

August 25, 2008

Dear fellow shareholder:

Enclosed is the Semi-Annual Report for our Catalyst OPTI-flex® Fund.  While the first quarter was rough for us and for the market overall (primarily the first 3 weeks of the quarter), we were able to provide a small gain in the second quarter while the market continued to deteriorate moderately.  I am somewhat pleased with our results as we are now ahead of the S&P 500 for the first 6 months of the year as shown in the chart below.

Year-to-Date

Past 12 months

Past 3 Years

Past 5 Years

Past 10 Years

(01-01-08 to 6-30-08)

(07-01-07 to 6-30-08)

(07-01-05 to 6-30-08)

(07-01-03 to 6-30-08)

(07-01-98 to 6-30-08)

Catalyst OPTI-flex® Fund (class C)

-10.06%

-9.63%

7.80%

11.87%

3.15%

Catalyst OPTI-flex® Fund (class C with CDSC)

-10.96%

-9.63%

7.80%

11.87%

3.15%

Benchmark Return* (see description below)

-3.64%

-2.02%

7.89%

9.67%

                      n/a

Dow Jones World Stock Index

-11.31%

-11.85%

8.05%

11.35%

3.73%

S&P 500 Index (dividends reinvested)

-11.91%

-13.12%

4.40%

7.58%

2.88%

The performance data quoted represents past performance.  The above performance information for the Fund does not reflect the imposition of a 1% Contingent Deferred Sales Charge on shares held less than 1 year.  If reflected, the fee would reduce the quoted performance.  Past performance does not guarantee future results.  The investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance data quoted.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  Updated performance data to the most recent month-end can be found on our website at www.catalystmutualfunds.com or by calling 1-866-447-4228.  The Dow Jones World Stock Index measures the performance of more than 2000 companies world-wide representing more than 80% of the world’s equity capital.  The Wilshire 5000 Index measures the performance of all U.S. equity securities with readily available price data.  Both are unmanaged indices.  Investors cannot invest directly in an index.  The Catalyst OPTI-flex® Fund may or may not purchase the types of securities represented by the indices.

Investment Outlook: While our accounts are now well ahead of the S&P 500 return for 2008 year-to-date, and for the trailing 12-month period, our recent absolute returns have not been what we would have hoped for.  However, to best achieve our long-term investment goals, I remain as confident as ever in my belief that equities are the place we want the bulk of our money invested over the coming year(s).  It is simply a matter of investment alternatives.  As historical perspective, going into year 2000, the 10-year Treasury yield at 6.4% provided an attractive alternative to stocks with the S&P 500 providing an earnings yield of 3.5% (P/E ratio of 29).  Back at the peak in 1987, a 9.6% 10-year Treasury yield was an attractive alternative to a stock earnings yield of 4.9%.  Even in 2002, a 5.3% 10-year Treasury yield was an attractive alternative to stocks with an earnings yield of 2.2%.  I believe things are much more attractive for equities today, as the 10-year Treasury yield is only 3.8% while the S&P 500 stock earnings yield stands at 4.7%.  With earnings currently depressed, and my expectation of a return to earnings growth, earnings over the next 12-months are expected to be greater than 6% of current prices.

If things are so positive for equity values, why has recent price action been so negative?  Over the long-term, equity prices are primarily a function of earnings (over the past 70 years, earnings of S&P 500 companies have increased about 100-fold and the index value has also increased to about 100 times the value).  Over the short-term, prices primarily change as a result of changes in investor psychology.  This has obviously been a drag on the markets recently as investor optimism by many measures was recently at the lowest level in the past 30 years.  However it is my opinion that this gives reason for optimism going forward as it is difficult from this point for reality to be as bad as what is expected (much like it was difficult for reality to live up to optimistic expectations back in 2000).

Meanwhile, over the past 2 years, holdings of money market mutual funds have nearly doubled with money market funds yielding only in the range of 2%.  By comparison, many companies in the S&P 500 are paying dividends of 3-6%, and continuing to grow earnings above these levels.  While money market funds provide a safe haven in turbulent times, I think only a small minority of recent deposits can be expected to remain invested at these low rates.  I believe that much of this money has been set aside to be invested in the stock market and in a growing U.S. economy, but is simply waiting for the right time to get invested.

First Half Review: The first quarter of 2008 was terrible for the market, but most of the decline was actually over within the first 3 weeks, with the rest of the quarter essentially flat.  The second quarter started well, as April and May provided a rebound from the losses of the first quarter.  But June turned negative, and by the end of the month, the market gave back all of the gains of the prior two months.  Small and Mid-cap stocks outperformed large-caps, and growth stocks once again outperformed value as financials once again took the brunt of the decline.  Yield spreads peaked in the first quarter and narrowed somewhat in the second quarter helping our high yield and global high yield funds (note that high yield bonds imply greater risk of default, and thus may have higher volatility than investment grade bonds).  Emerging markets funds generally declined more than domestic equities, but our funds were among the better performers in the category.

Reasons for Optimism: As I said, market psychology is near the worst levels we have ever seen, and while this has been a drag on recent performance, I believe starting from a low point increases the likelihood of improvement in psychology going forward.  Following are just a few examples of what can happen after the passing of poor news by way of statistics that I have seen recently.  These data provide no guarantees, but I believe they may give reasons to hold an optimistic view despite negative economic news:

The recent jump in the unemployment rate from 5% to 5.5% was not unprecedented.  Since WWII, there have been 19 instances where the unemployment rate jumped a full half-percent or more from one month to the next.  Surprisingly, the average market return in the subsequent 12-month period has been +28.2%, and the smallest 12-month market return after such a jump in unemployment was +17.6% in 1960 (source JPMorgan).

The June reading for consumer confidence was the lowest reading in the past 28 years.  Following prior lows in consumer confidence in 1975, 1980, 1990, 2003, and 2005; the average return in the subsequent 12-month period has been a strong 23.3% (source JPMorgan).

The short interest ratio on the NYSE has recently been the highest in at least the last 20 years.  Following prior peaks in the short interest ratio in 1994, 1998, and 2003, the average return in the subsequent 12-month period has been 27.2% (source JPMorgan).

Obviously peaks and lows in these indicators can only be determined in hindsight, and determining which points are significantly separated chronologically to be part of a separate cycle is as much art as science.  There is no assurance that future trends will resemble past performance.

Market Outlook: 2008 is a Presidential election year, which has historically been good for the stock market.  In fact, 2000 was the only Presidential election year since 1950 where the S&P 500 delivered a negative return for the year.  I am seeing great valuations across the board in equities with the best valuations in financial stocks; although it may be too early to increase exposure to the financial sector significantly.  While some investors will continue to wait for more clarity through the election cycle, I think that good valuations and low bond yields will cause many investors to begin increasing purchases of equities throughout 2008.  It is generally more profitable to be in at the beginning of such trend changes, so we are expecting to continue holding near maximum exposure to a broad range of equities.

Sincerely,

Jeffrey J. Unterreiner

Portfolio Manager, Catalyst OPTI-flex® Fund

* Our benchmark for investment performance is an average of “the market return” and a 10% fixed annual return.  For the purpose of this model, “the market return” is considered to be an average of the Wilshire 5000 Stock Index and the Dow Jones World Stock Index.  There can be no guarantee that the benchmark will be met through the use of our investment strategy, and we would NOT expect to meet the benchmark over every period of evaluation.  However, the benchmark can be used as a good starting point in evaluating the effectiveness of the manager over periods of 12 months or longer.

Total Fund operating expense ratios as stated in the current Fund prospectus dated May 21, 2008 were as follows:
Catalyst OPTI-flex® Fund Class A, gross of fee waivers or expense reimbursements	3.28%
Catalyst OPTI-flex® Fund Class A, after waiver and reimbursement	2.93%
Catalyst OPTI-flex® Fund Class C, gross of fee waivers or expense reimbursements	4.01%
Catalyst OPTI-flex® Fund Class C, after waiver and reimbursement	3.69%

The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 1.65% for Class A shares and 2.40% for Class C shares through December 31, 2008.  Total Gross Operating Expenses (Annualized) during the period ended June 30, 2008 were 1.54% for Class A and 2.29% for Class C.  Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 4) sections of this report for gross and net expense related disclosure during the period ended June 30, 2008.

CATALYST FUNDS
CATALYST OPTI-flex® Fund
SCHEDULE OF INVESTMENTS
June 30, 2008 (Unaudited)		SEMI-ANNUAL REPORT

	Shares	Value
Registered Investment Companies - 100.25%
BlackRock Large Cap Value Fund Institutional Class	14,591	$ 242,213
Burnham Financial Services Fund Class A	13,237	194,719
CGM Focus Fund	14,332	880,854
Dreyfus Premier Emerging Markets Fund Class A	26,370	463,853
DWS Dreman High Return Equity Fund Class A	6,182	229,898
DWS Dreman Small Cap Value Fund Class A	3,519	113,595
FBR Focus Fund	3,536	155,650
FBR Small Cap Financial Fund	15,177	209,442
Franklin Balance Sheet Investment Fund Class A	4,146	220,636
Franklin MicroCap Value Fund Class A	7,562	234,737
Franklin Mutual Recovery Fund Class A	21,195	243,528
Hotchkis and Wiley Small Cap Value Fund Class A	3,342	105,894
Matthews Asian Growth and Income Fund	25,650	449,392
Oppenheimer Developing Markets Fund Class A	10,658	459,874
Pioneer Cullen Value Fund Class A	23,112	438,434
Pioneer Global High Yield Fund Class A	33,573	373,330
Pioneer High Yield Fund Class A	7,947	79,792
Professionally Managed Portfolios - Hodges Fund	16,190	427,257
Professionally Managed Portfolios - Hodges Small Cap Fund	18,707	197,924
Rydex Russell 2000 2x Strategy Fund Class H	27,145	508,426
Schneider Value Fund	13,550	241,454
Templeton Developing Markets Trust Class A	18,443	469,740
Templeton Global Long-Short Fund Class A	27,840	345,496

Total Registered Investment Companies (Cost $7,388,583)		7,286,138

Total Investments (Cost $7,388,583) - 100.25%		7,286,138

Liabilities in Excess of Other Assets, Net - (0.25%)		(18,042)

Net Assets - 100%		$ 7,268,096

SEMI-ANNUAL REPORT

Catalyst
OPTI-flex® Fund

Investments, at market (cost: $7,388,583)	$7,286,138
Due from Manager	1,953
Receivables:
Fund shares sold	4,209
Interest	61
Prepaid expenses	8,393
Total assets	7,300,754

Payables:
Distribution and/or Shareholder Service (12b-1) fees	13,880
Due to Administrator	1,514
Due to Custodian	5,181
Other liabilities and accrued expenses	12,083
Total liabilities	32,658
$7,268,096

Paid-in capital	$13,412,439
Accumulated net investment loss	(40,395)
Accumulated net realized loss on investments	(6,001,503)
Net unrealized depreciation on investments	(102,445)

$7,268,096

$2,363,603
$8.61

$8.52

$9.14

$4,904,493
$8.58

$8.49

Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

A maximum sales charge of 5.75% is imposed on Class A shares.
A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following such investments.

	Catalyst Funds	SEMI-ANNUAL REPORT
	STATEMENT OF OPERATIONS

		Catalyst
		OPTI-flex® Fund

		For the six months ended
		June 30, 2008
		(Unaudited)
	Investment income:
	Dividends	$27,718
	Interest	384
Total investment income	Total investment income	28,102

	Expenses:
	Management fees (Note 4)	27,236
	Distribution and/or Shareholder Service (12b-1) fees - Class A (Note 4)	2,976
	Distribution and/or Shareholder Service (12b-1) fees - Class C (Note 4)	24,412
	Accounting and transfer agent fees and expenses (Note 4)	10,886
	Registration fees	7,584
	Audit fees	6,483
	Custody fees	5,884
	Legal fees	3,584
	Compliance officer compensation (Note 4)	3,491
	Miscellaneous	2,549
	Printing fees	1,978
	Pricing fees	997
	Insurance fees	748
	Trustee fees	648
	Total expenses	99,456
	Less: Distribution and/or Shareholder Service (12b-1) fees paid indirectly	(4,080)
	Management fees waived and expenses absorbed (Note 4)	(21,230)
	Net expenses	74,146

	Net investment loss	(46,044)

	Realized and unrealized gain (loss) on investments:
	Net realized gain on investments	105,061
	Net change in unrealized depreciation on investments	(845,163)
	Net realized and unrealized loss on investments	(740,102)

	Net decrease in net assets resulting from operations	$(786,146)

The accompanying notes are an integral part of these financial statements.

Catalyst Funds		SEMI-ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

	Catalyst OPTI-flex® Fund

	For the six months ended	For the year ended
	June 30, 2008	December 31, 2007
Increase (Decrease) in Net Assets	(Unaudited)
Operations:
Net investment income (loss)	$(46,044)	$164,671
Net realized gain on investments	105,061	826,810
Net change in unrealized depreciation on investments	(845,163)	(337,754)
Net increase (decrease) in net assets resulting from operations	(786,146)	653,727

Distributions to shareholders from:

Net investment income - Class A	-	(81,406)
Net investment income - Class C	-	(98,153)
Total distributions to shareholders	-	(179,559)

Increase in net assets from capital share transactions (Note 2)	284,215	895,854

Total increase (decrease) in net assets	(501,931)	1,370,022

Net Assets:
Beginning of period	7,770,027	6,400,005
End of period	$7,268,096	$7,770,027
Accumulated undistributed net investment income (loss)	$(40,395)	$5,649

The accompanying notes are an integral part of these financial statements.

Catalyst Funds				SEMI-ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

			Catalyst OPTI-flex® Fund
	Class A

	For the Six Months		For the Year	For the Period
	Ended		Ended	Ended
	June 30, 2008		December 31, 2007	December 31, 2006 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$9.54		$8.94	$8.11

Investment Operations:
Net investment income (loss) (2)	(0.03)		0.31	0.19
Net realized and unrealized gain (loss) on
investments	(0.90)		0.62	0.64
Total from investment operations	(0.93)		0.93	0.83

Distributions from:
Net investment income	-		(0.33)	-
Total distributions	-		(0.33)	-

Net Asset Value, End of Period	$8.61		$9.54	$8.94

Total Return (3)	(9.75)%	(4)	10.42%	10.23%	(4)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$2,364		$2,543	$1,412
Ratio of expenses to average net assets:
Before reimbursement and fees paid indirectly (5)	2.23%	(6)	1.82%	1.65%	(6)
After reimbursement and fees paid indirectly (5)	1.54%	(6)	1.47%	1.47%	(6)
Ratio of net investment income (loss) to average
net assets:
Before reimbursement and fees paid indirectly(5)	(1.45)%	(6)	2.93%	1.52%	(6)
After reimbursement and fees paid indirectly (5)	(0.76)%	(6)	3.28%	2.50%	(6)
Portfolio turnover rate	7.20%		54.03%	21.64%

(1)	The Catalyst OPTI-flex® Fund Class A shares commenced operations on February 1, 2006.
(2)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  Net investment income per share is based on average shares outstanding.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.
(4) Aggregate total return, not annualized.
(5)	These ratios exclude the expenses of the registered investment companies in which the Fund invests.
(6) Annualized.

The accompanying notes are an integral part of these financial statements.

Catalyst Funds											SEMI-ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Period

	Catalyst OPTI-flex® Fund
	Class C

	For the Six Months		For the Year		For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended		Ended		Ended
	June 30, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004		December 31, 2003
	(Unaudited)
Net Asset Value, Beginning of Period	$9.54		$8.87		$7.54		$6.85		$5.88		$4.56

Investment Operations:
Net investment income (loss) (1)	(0.07)	(2)	0.17	(2)	0.01	(2)	(0.01)	(2)	(0.06)	(2)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.89)		0.68		1.32		0.70		1.03		1.36
Total from investment operations	(0.96)		0.85		1.33		0.69		0.97		1.32

Distributions from:
Net investment income	-		(0.18)		-		-		-		-
Total distributions	-		(0.18)		-		-		-		-

Net Asset Value, End of Period	$8.58		$9.54		$8.87		$7.54		$6.85		$5.88

Total Return (3)	(10.06)%	(4)	9.61%		17.64%		10.07%		16.50%		28.95%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$4,904		$5,227		$4,988		$4,833		$4,462		$3,363
Ratio of expenses to average net assets:
Before reimbursement and fees paid indirectly (5)	2.98%	(6)	2.55%		2.40%		2.38%		2.40%		2.40%
After reimbursement and fees paid indirectly (5)	2.29%	(6)	2.23%		2.24%		2.38%		2.27%		2.29%
Ratio of net investment income (loss) to average net assets:
After reimbursement and fees paid indirectly (5)	(1.51)%	(6)	1.85%		0.07%		(0.15)%		(1.03)%		(0.81)%
Portfolio turnover rate	7.20%		54.03%		21.64%		45.75%		33.46%		146.05%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Net investment income (loss) per share amounts were calculated using the average shares method.
(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(4) Aggregate total return, not annualized.
(5)	These ratios exclude the expenses of the registered investment companies in which the Fund invests.
(6) Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

                                                   SEMI-ANNUAL REPORT

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES

Catalyst Funds (the “Trust”) was organized as an Ohio business trust on February 27, 2006.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”).  The Catalyst OPTI-flex® Fund (the “OPTI Fund” or the “Fund”) is one of eight series of the Trust.  The Fund is a diversified series of the Trust.  The Fund has two classes of shares authorized, issued and outstanding, Class A and Class C.  Each class differs as to sales and redemption charges, and ongoing fees.  The Fund’s investment objective is to provide a return above the S&P 500 Index average total return over the long term while exhibiting less investment risk than a portfolio consisting only of common stocks.

a)  Investment Valuation – The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading.  Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ System; (c) short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates current value.  The assets of the OPTI Fund consist primarily of other mutual funds, which are valued at their respective published net asset values at the end of each day.  Money market instruments (certificates of deposit, commercial paper, etc.) in the Fund are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.  When approved by the Trustees certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities in the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by Catalyst Capital Advisors LLC (the “Manager”), the Fund’s investment manager (Note 4), using methods and procedures reviewed and approved by the Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Manager is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls exists since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Manager would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

                                                   SEMI-ANNUAL REPORT

In September 2006, FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157 “Fair Value Measurement.” The Fund adopted SFAS 157 effective January 1, 2008.  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS 157 applies to fair value measurements already required or permitted by existing standards.  In accordance with SFAS 157, fair value is defined as the price that would be received by the Funds upon selling an asset or paid by the Funds to transfer a liability in an orderly transaction between market participants at the measurement date.  In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value.  The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs.  The three-level hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3.

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES (continued)

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

                                                   SEMI-ANNUAL REPORT

The following is a summary of the inputs used, as of June 30, 2008 in valuing the Fund’s investments carried at fair value:

Investments in:	Total	Level 1 – Quoted prices in active markets for identical securities	Level 2 – Other Significant observable inputs	Level 3 – Significant unobservable inputs
Securities	$ 7,286,138	$ 7,286,138	-	-
Total	$ 7,286,138	$ 7,286,138	-	-

During the period ended June 30, 2008, no securities were priced using fair values determined by the Manager.

b)  Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007.  FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption or at June 30, 2008.

c)  Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income at least annually.  The Fund distributes net capital gains, if any, on an annual basis. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP.  These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards.  These "book/tax" differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

d)  Other – Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

                                                   SEMI-ANNUAL REPORT

e)  Multiple Class Allocations – Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.  Distribution fees are charged to each respective share class in accordance with the distribution plan.

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES (continued)

f)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)  Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

2. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the six month period ended June 30, 2008 for the Fund’s Class A shares and Class C shares were as follows:

CLASS A
	Shares	Amount
Sold	80,372	$ 719,586
Redeemed	(72,596)	(649,428)
Net Increase	7,776	$ 70,158

CLASS C
	Shares	Amount
Sold	55,084	$ 498,485
Redeemed	(31,713)	(284,428)
Net Increase	23,371	$ 214,057

Transactions in capital shares for the year ended December 31, 2007 for the Fund’s Class A shares and Class C shares were as follows:

CLASS A
	Shares	Amount
Sold	234,129	$ 2,193,481
Reinvested	8,492	80,945
Redeemed	(134,004)	(1,254,366)
Net Increase	108,617	$ 1,020,060

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

                                                   SEMI-ANNUAL REPORT

CLASS C
	Shares	Amount
Sold	90,486	$ 849,670
Reinvested	10,047	95,832
Redeemed	(114,897)	(1,069,708)
Net Decrease	(14,364)	$ (124,206)

3. INVESTMENT TRANSACTIONS

For the six month period ended June 30, 2008, the cost of purchases and proceeds from sales, excluding short-term investments were $794,857 and $528,137, respectively, for the Fund.  There were no purchases or sales of U.S. Government and agency obligations.

4.  AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES

The Manager acts as investment manager for the Fund pursuant to the terms of the Management Agreement (the "Management Agreement").  PROACTIVE Money Management, Inc. (“PROACTIVE”) serves as investment sub-adviser to the OPTI Fund pursuant to an investment sub-advisory contract under the terms of which it has agreed to provide an investment program within the limitations of the OPTI Fund’s investment policies and restrictions.  Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Manager furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust to the investments of the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 0.75% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund.  For the six month period ended June 30, 2008, the Fund incurred $27,236 of management fees, before the waiver and reimbursement described below, with $0 remaining payable at June 30, 2008.  As of June 30, 2008, $1,953 was due from the Manager to the Fund.

The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) at 1.65% for Class A and 2.40% for Class C of the Fund's average daily net assets through December 31, 2008.  Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.  For the six

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

                                                   SEMI-ANNUAL REPORT

 month period ended June 30, 2008, the Manager waived management fees of $21,230 and reimbursed $0 of Fund expenses.  The Manager may recapture $11,709 no later than December 31, 2010 and $21,230 no later than December 31, 2011, subject to the terms of the Expense Limitation Agreement.

A Trustee of the Trust is the managing member of the Manager.

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with Matrix Capital Group, Inc. (“Matrix”).  Pursuant to the Services Agreement, Matrix provides day-to-day operations services to the Fund including, but not limited to, accounting, administrative, dividend disbursing, transfer agent and registrar services.  For Matrix’s services to the Trust, the Fund pays an annualized fee equal to 0.15% of average net assets up to $60 million, with lower fees at higher asset levels, such fee to be computed daily based upon daily average net assets of the Fund, plus out of pocket expenses.  For the six month period ended June 30, 2008, the Fund incurred $10,886 for such services including out of pocket expenses, with $925 remaining payable at June 30, 2008.

Pursuant to the Services Agreement, Matrix will provide chief compliance officer services to the Fund.  For these services Matrix will receive a $7,000 per year base fee per series.  For the six month period ended June 30, 2008, Matrix earned $3,491 of compliance fees, with $589 remaining payable at June 30, 2008.

Matrix also acts as Distributor of the Fund’s shares.  For the six month period ended June 30, 2008, Matrix received $0 of commissions from the sale of Class A shares.  Shares of the Fund are offered to the public on a continuous basis, but the Trust reserves the right to discontinue offering shares of the Fund at any time.

Certain officers of the Fund are officers and/or employees of Matrix.

Rule 12b-1 of the 1940 Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares.  The Fund has adopted distribution and service plans (each a “Plan” and together, the “Plans”).  Under the Fund’s Plan related to the Class A shares, the Fund will pay its Manager an annual fee of 0.25% of the Fund’s average daily net assets.  Under the Fund’s Plan related to the Class C shares, the Fund will pay its Manager an annual fee of 1.00% of the Fund’s average daily net assets.  The Distribution Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  For the six month period ended June 30, 2008, the Fund incurred $27,388 of distribution and servicing expenses.

4. AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES (continued)

Distribution expenses were reduced by $4,080 due to reimbursements of 12b-1 fees earned by ThomasLloyd Capital, LLC from mutual fund holdings in the OPTI Fund’s portfolio.  The reimbursements are shown on the Statement of Operations as “Distribution and/or Shareholder

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

                                                   SEMI-ANNUAL REPORT

Service (12b-1) fees paid indirectly” and are also factored into the financial highlights as a “voluntary fee reduction.”

Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the Fund.  The Manager may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses.  Service fees are used primarily to reimburse brokerage firms for providing personal services to Fund shareholders and maintaining shareholder accounts.  The Manager may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

In addition, the Manager, the Sub-Adviser, the Distributor and their affiliates may make substantial payments to dealers or other financial intermediaries related to distribution and sales support activities out of their own resources including the profits from advisory fees received from the Fund.  Some of these distribution related payments may be made to dealers or financial intermediaries for marketing promotional related expenses.  These payments are often referred to as “revenue sharing” payments.  In some circumstances, these revenue sharing payments may create an incentive for a financial adviser, its employees or associated persons to recommend or sell shares of a Fund.

 5. TAX MATTERS

         The U.S. Federal income tax basis of the OPTI Fund’s investments at June 30, 2008 was $7,392,647 including net unrealized depreciation of $106,509 (gross unrealized appreciation $775,685; gross unrealized depreciation $882,194).

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2007, the Fund’s most recent fiscal year end, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation, Net	Total Accumulated Deficit, Net
$ 5,649	$(6,077,548)	$713,702	$(5,358,197)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales.

For federal income tax purposes, the OPTI Fund had a capital loss carryforward of $6,077,548 as of December 31, 2007, which is available to offset future capital gains, if any, of which $2,739,455 and $3,338,093 are due to expire in 2009 and 2010, respectively.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (Unaudited)

                                                   SEMI-ANNUAL REPORT

There were no distributions paid during the six month period ended June 30, 2008.  During the year ended December 31, 2007, the OPTI Fund distributed ordinary income in the amount of $179,559.

6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act.  As of June 30, 2008, the First Trust Corp. held 51.45% of the voting securities of the OPTI Fund’s Class A shares in an omnibus account for the sole benefit of their customers and may be deemed to control the Fund.

ADDITIONAL INFORMATION (Unaudited)

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plans, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at  1-866-447-4228 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC’s website at www.sec.gov.

Portfolio Holdings - The Trust files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Trust’s first and third fiscal quarters end on March 31 and September 30, respectively. The Form N-Q filings must be made within 60 days of the end of the quarter. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at

 1-866-477-4228.

Catalyst Funds

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

MANAGER

Catalyst Capital Advisors, LLC

5 Abbington Drive

Lloyd Harbor, NY  11743

ADMINISTRATOR & TRANSFER AGENT

Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

DISTRIBUTOR

Matrix Capital Group, Inc.

420 Lexington Avenue

Suite 601

New York, NY 10170-0002

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

1835 Market Street

26th Floor

Philadelphia, PA  19103

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, OH  45202-4089

CUSTODIAN BANK

U.S. Bank N.A.

425 Walnut Street

Cincinnati, OH 45202

ITEM 2. CODE OF ETHICS.

 Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable at this time

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

  Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

        Included in semi annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

  MANAGEMENT INVESTMENT COMPANIES.

        Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

  COMPANY AND AFFILIATED PURCHASERS.

        Not applicable Fund is an open-end management investment company

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        Not applicable at this time.

ITEM 11.CONTROLS AND PROCEDURES.

a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.EXHIBITS

(1)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(2)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Funds

/s/ Christopher F. Anci

By Christopher F. Anci, President         ____________________________

Date:  September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

 /s/ Christopher F. Anci

By Christopher F. Anci, President         _____________________________

Date:  September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ David F. Ganley

By David F. Ganley Treasurer             _______________________________

Date: September 4, 2008